UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2011

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

0-1402

(Commission

File Number)

Ohio	34-1860551
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

22801 St Clair Avenue

Cleveland, Ohio

44117

(Address of Principal Executive Offices, with zip code)

Registrant’s telephone number, including area code: (216) 481-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2011, Lincoln Electric Holdings, Inc. (the “Company”) filed Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) with the Secretary of State of the State of Ohio (the “Ohio SOS”). The Amended and Restated Articles consolidate all amendments previously filed with the Ohio SOS, inclusive of the First Amendment to the Articles of Incorporation (filed March 12, 1998) through the Amendment to the Restated Articles of Incorporation (filed May 4, 2011). The Company’s Board of Directors approved the Amended and Restated Articles on September 23, 2011.

Attached hereto as Exhibit 3.1 of Item 9.01 is the text of the Amended and Restated Articles, which is incorporated into this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Articles of Incorporation of Lincoln Electric Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: September 26, 2011	By:	/s/ Frederick G. Stueber
Frederick G. Stueber Senior Vice President, General Counsel and Secretary

LINCOLN ELECTRIC HOLDINGS, INC.

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

3.1	Amended and Restated Articles of Incorporation of Lincoln Electric Holdings, Inc.